UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 19, 2006

COMPUTER HORIZONS CORP.

(Exact name of registrant as specified in charter)

New York	0-7282	13-2638902

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

49 Old Bloomfield Avenue, Mountain Lakes, NJ		07046-1495

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code  (973) 299-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry into a Material Definitive Agreement.

          On April 19, 2006, Computer Horizons Corp. (the “Company”) entered into an employment agreement with Marci Braunstein (the “Employment Agreement”) effective April 17, 2006, who filled the vacant position of Company Controller effective November 29, 2005.  The Employment Agreement is based on terms originally set forth in the accepted offer letter between the Company and Marci Braunstein, dated November 15, 2005 (the “Offer Letter”).  The Employment Agreement, however, alters the terms of the Offer Letter as follows: (i) the annual base salary is set at $160,000 plus discretionary bonuses and payments awarded in the Braunstein Retention, as defined below; and (ii) the term of the Employment Agreement is a one-year period which began on November 9, 2005, and if the Company terminates the Employment Agreement prior to the end of the Employment Term, as is described in the Employment Agreement, the Company must pay to Ms. Braunstein a lump sum payment equal to the remainder of the Employment Term or six months, whichever is greater.  The Offer Letter was filed with the Securities and Exchange Commission as Exhibit 10.1 to the Current Report on Form 8-K dated November 29, 2005.  The Employment Agreement is attached hereto as Exhibit 10.1.

          On April 19, 2006, the Company entered into a Retention Bonus Agreement with Marci Braunstein with a proposed effectiveness date of April 16, 2006 (the “Braunstein Retention”).  The Retention Period is April 17, 2006 to December 31, 2006 with a Total Retention Payout of $70,000.00 and a Payment Issue Date of December 31, 2006.  In the event of a change of control, as such term is defined in the Braunstein Retention, full payment will be issued.

          The Braunstein Retention is attached hereto as Exhibit 10.2.

          On April 19, 2006, the Company entered into a Retention Bonus Agreement with Barbara Moss, which agreement confirms her appointment as Chief Financial Officer of the Company, with a proposed effectiveness date of April 29, 2006 (the “Moss Retention”).  The Retention Period is April 29, 2006 to December 31, 2006 with a Total Retention Payout of $80,000.00 and a Payment Issue Date of December 31, 2006.  In the event of a change of control, as such term is defined in the Moss Retention, full payment will be issued.   Ms. Moss’ compensation will remain a semi-monthly salary of $8,333.33 and she will be given a $3,300 per month housing allowance and a $400 per month automobile allowance.

          The Moss Retention is attached hereto as Exhibit 10.3.

Item 9.01          Financial Statements and Exhibits.

          (d)            Exhibit.

10.1	Employment agreement between Computer Horizons Corp. and Marci Braunstein.

10.2	Retention Bonus Agreement between Computer Horizons Corp. and Marci Braunstein.

10.3	Retention Bonus Agreement between Computer Horizons Corp. and Barbara Moss.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER HORIZONS CORP.

(Registrant)

Date: April 24, 2006
	By:	/s/ Dennis J. Conroy

Dennis J. Conroy
President and Chief Executive Officer